                                                                   EXHIBIT 23.02

Consent of PricewaterhouseCoopers LLP, independent accountants


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 2000, except for Note 10, which is dated February 1, 2000, relating to the financial statements which appear in Interwoven, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                              /s/ PricewaterhouseCoopers LLP
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                              PricewaterhouseCoopers LLP

San Jose, California
November 8, 2000

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